Income Tax Matters - Provision for Income Taxes and the Amounts Computed by Applying the Statutory Federal Income Tax Rate of 21% to Income Before Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Provision for income taxes and the amounts computed by applying the statutory federal income tax rate of 34% to income before income taxes
Tax computed at the statutory federal rate	$ 2,193	$ 810	$ 642
Increases (decrease) resulting from:
Tax exempt interest, net	(207)	(133)	(143)
State income taxes, net of federal benefit	202	65	80
Executive compensation limitation	161
Other	(12)	29
Net provision for income taxes	$ 2,337	$ 771	$ 579	$ 1,809	$ 895